  As filed with the Securities and Exchange Commission on August 19, 1996



                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                           _____________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                            ___________________


             Date of Report (Date of earliest event reported) -

                              August 19, 1996


                     Commonwealth Aluminum Corporation
           (Exact name of registrant as specified in its charter)



 Delaware                        0-25642                     13-3245741
(State of Incorporation)    (Commission file number)       (IRS employer
                                                        identification no.)



                 1200 Meidinger Tower, Louisville, Kentucky 40202
        (Address, including zip code, of principal executive office)



                            (502) 589-8100
             (Registrant's telephone no., including area code)

Items 1-4.  Not Applicable

Item 5.  Other Events.

            On August 19, 1996, CasTech Aluminum Group Inc., a Delaware

corporation ("CasTech"), Commonwealth Aluminum Corporation, a Delaware

corporation (the "Company"), and CALC Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), entered into the Agreement and Plan of Merger, dated as of August 19, 1996 (the

"Agreement").  Pursuant to the Agreement, the Merger Sub will commence a tender offer (the "Offer") within five business days of the date thereof for all of the outstanding shares of the Common Stock of CasTech, par value

$0.01 per share (the "Shares") at a price of $20.50 per share, net to the seller in cash.  Upon the completion of the Offer and subject to the terms and conditions of the Agreement, the Merger Sub will be merged with and into CasTech (the "Merger").  Pursuant to the Merger, each Share, other than shares owned by the Company, Merger Sub or any other subsidiary of the

Company or shares with respect to which appraisal rights are perfected under Delaware law, will be converted into the right to receive an amount in cash equal to $20.50 or such greater amount which may be paid pursuant to the Offer.  A copy of the Agreement is attached as Exhibit 2 and is incorporated by reference herein.  The foregoing description of the

Agreement is qualified in its entirety by reference to such Exhibit.

Item 6.  Not Applicable

Item 7.  Financial Statements

          Pro Forma Financial Information and Exhibits.

      (a) - (b)  Not Applicable.

      (c)  Exhibits Required by Item 601 of Regulation S-K

  Exhibit No.          Description

 2 Agreement and Plan of Merger, dated as of August 19, 1996, among CasTech Aluminum Group Inc., Commonwealth Aluminum Corporation, and CALC Corporation.

 99                    Press Release, dated August 19, 1996, of
                       Commonwealth Aluminum Corporation, announcing its entry into an Agreement and Plan of Merger with CasTech Aluminum Group Inc.

                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


Dated:  August 19, 1996

                              COMMONWEALTH ALUMINUM CORPORATION



                              By: /s/ Mark V. Kaminski
                                  Name: Mark V. Kaminski
                                 Title: President & Chief Executive Officer

                               EXHIBIT INDEX


                                                                 Sequential
 Exhibit No.          Description                                 Page No.

       2 Agreement and Plan of Merger, dated as of August 19, 1996, among CasTech Aluminum Group
                 Inc., Commonwealth Aluminum Corporation, and
                 CALC Corporation.


       99        Press Release, dated August 19, 1996, of
                 Commonwealth Aluminum Corporation, announcing its entry into an Agreement and Plan of Merger with CasTech Aluminum Group Inc.